Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

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In re: YOUNG BROADCASTING INC. et al., Debtors.[1]	: : : : : : :	Chapter 11 Case No. 09-10645 (AJG) (Jointly Administered)
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MONTHLY OPERATING REPORT

FOR THE MONTH OF AUGUST 2009

Debtors’ Address:

599 Lexington Avenue

New York, New York 10022

Debtors’ Counsel:

SONNENSCHEIN NATH & ROSENTHAL LLP

Peter D. Wolfson

Jo Christine Reed

1221 Avenue of the Americas

24th floor

New York, New York 10020

T: 212.768.6700

F: 212.768.6800

Report Preparer:	Young Broadcasting Inc.

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies, under the penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.2

Dated: September 28, 2009	/s/ James A. Morgan
James A. Morgan, Chief Financial Officer

NOTES TO MONTHLY OPERATING REPORT

1                           The Debtors in these cases are Young Broadcasting Inc.; Young Broadcasting of Lansing, Inc.; Young Broadcasting of Louisiana, Inc.; Young Broadcasting of Nashville, LLC; Young Broadcasting of Albany, Inc.; Young Broadcasting of Richmond, Inc.; Young Broadcasting of Knoxville, Inc.; Young Broadcasting of Green Bay, Inc.; Young Broadcasting of Davenport, Inc.; Young Broadcasting of Sioux Falls, Inc.; Young Broadcasting of Rapid City, Inc.; Young Broadcasting of San Francisco, Inc.; Young Broadcasting of Nashville, Inc.; Young Broadcasting of Los Angeles, Inc.; Young Broadcasting Shared Services, Inc.; Adam Young Inc.; WKRN, G.P.; WATE, G.P.; KLFY, L.P.; YBT, Inc.; YBK, Inc.; LAT, Inc.; Winnebago Television Corporation; Fidelity Television, Inc.; and Honey Bucket Films, Inc.

2                            All amounts herein are unaudited and subject to revision.  The Debtors reserve all rights to revise this report.

Young Broadcasting Inc. and certain of its direct and indirect subsidiaries, the debtors and debtors in possession in the above-captioned chapter 11 cases (collectively, “Company” or “Debtors”), hereby submit their Monthly Operating Report (the “MOR”).

1.                                    Description of the Cases.  On February 13, 2009, (the “Petition Date”), each of the Debtors filed a voluntary petition with the Bankruptcy Court for reorganization under Chapter 11 of the Bankruptcy Code.  The cases are being jointly administered under case number  09-10645 (AJG). The Debtors are currently operating their businesses as debtors-in--possession pursuant to Sections 1107(a) and 1108 of the Bankruptcy Code.  Each Debtor’s fiscal year ends on December 31 of each year.

2.                                    Basis of Presentation.  The MOR is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements of the United States Bankruptcy Court.  The financial information in the MOR is preliminary and unaudited and does not purport to show the financial statements of the Debtors in accordance with GAAP and, therefore, may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, valuations and disclosure items.  We caution readers not to place undue reliance upon the MOR.  There can be no assurance that such information is complete and the MOR may be subject to revision.

The information contained in the MOR has been derived from the Debtors’ books and records.  This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with GAAP, and upon the application of such procedures, we believe that the financial information could be subject to changes and these changes could be material.  The information furnished in this MOR includes primarily normal recurring adjustments but does not include all of the adjustments that would typically be made for financial statements prepared in accordance with GAAP.  In addition, certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted.

The statements contained herein have been prepared in accordance with the guidance in American Institute of Certified Public Accountant Statement of Position 90-7, “Financial Reporting by Entities in reorganization under the Bankruptcy Code” (“SOP 90-7”), which is applicable to companies in Chapter 11.

3.                                    Summary of Significant Reporting Policies.  The Debtors use a consolidated cash management system through which the Debtors collect substantially all receipts and pay liabilities and expenses.  Cash receipts and disbursements are recorded on the books and records of each Debtor and inter-company journal entries are utilized to record transactions affecting revenues, expenses, assets and liabilities between Debtors.  The Court has entered an order authorizing the Debtors to continue to use their existing cash management system.

4.                                    Foreign Currency.  The Debtors have no foreign currency transactions.  Therefore, all amounts are reflected in U.S. dollars.

5.                                    Inter-company Receivables/Payables. Inter-company balances have been set forth in the MOR to the best of the Debtors’ knowledge, information and belief at the value as set forth on the Debtors’ books and records.

6.                                    Recoveries and Causes of Action.  The Debtors Schedules and Statements may not include a complete list of causes of action they possess as of the Petition Date, or at any point thereafter.  Regardless of the recoveries and causes of action listed, the Debtors reserve all of their rights with respect to assert any and all causes of action they may possess, including, but not limited to, avoidance actions, and neither these Global Notes nor the Schedules and Statements shall be deemed a waiver or limitation of any of the Debtors’ rights to pursue any such causes of action or recovery.

7.                                    Reorganization Items.  American Institute of Certified Public Accountant Statement of Position 90-7, “Financial Reporting by Entities in reorganization under the Bankruptcy Code” (“SOP 90-7”) requires separate disclosure of reorganization items such as realized gains and losses from the settlement of pre-petition liabilities, provisions for losses resulting from the reorganization and restructuring of the business as well as professional fees directly related to the process or reorganizing the Debtors under Chapter 11.  Such items are reflected in the statements.

8.                                    Liabilities Subject to Compromise.  As a result of the Chapter 11 filing, most pre-petition indebtedness is subject to compromise or other treatment under a plan of reorganization.  Generally, actions to enforce or otherwise effect payment of pre-Chapter 11 liabilities are stayed.  The Debtors have been paying and intend to continue to pay undisputed post-petition claims in the ordinary course of business.  In addition, the Debtors may reject pre-petition executory contracts and unexpired leases with respect to the Debtors’ operations with the approval of the Bankruptcy Court.  Damages resulting from rejection of executory contracts and unexpired leases are generally treated as general unsecured claims and will be classified as liabilities subject to compromise.  The pre-petition liabilities that are subject to compromise are reported herein at the amounts expected to be allowed, although they may be settled for lesser amounts.  The amounts currently classified as liabilities subject to compromise may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims or other events.

9.                                    Post-petition Accounts Payable.  To the best of the Debtors’ knowledge, all undisputed post-petition accounts payable have been and are being paid under agreed-upon payment terms.  Thus, an accounts payable aging is not included in this report.

Young Broadcasting, Inc.
Consolidating Income Statement	1)
For the Month ended August 31, 2009
Case #		09-10671	09-10661	09-10651	09-10665	09-10656	09-10673	09-10672	09-10652	09-10655	09-10650	09-10648	09-10662	09-10670	09-10660	09-10663	09-10645	09-15606
		WLNS	KLFY	KLFY LP	WKRN	WKRN GP	WTEN	WRIC	WATE	WATE GP	WBAY	KWQC	KELO	KCLO	KRON	AYI	CORP	YBCC	Consolidated
Operating Revenues
Local Revenue		582,687	812,321		1,242,568		571,861	917,595	742,025		825,019	747,605	955,853	72,970	1,088,153				8,558,656
National Revenue		128,602	298,316		442,276		214,396	330,997	152,797		154,341	349,621	200,122	13,626	1,137,570				3,422,664
Network Revenue		543	(930)		44,610		39,811	34,175	31,535		27,055	2,049	(2,251)						176,596
Political Revenue		7,735	45,835		20,000		10,145	59,750			42,435		143,990	9,160					339,050
Barter Revenue		9,660	29,349		13,292		7,797	18,034	10,777		9,846	11,651	4,325	386	86,723				201,840
Other Revenue		43,547	72,498		237,098		102,400	81,353	113,581		97,967	79,223	52,710	17,201	172,603	26,164			1,096,346
Total Operating Revenues		772,773	1,257,389		1,999,844		946,409	1,441,903	1,050,716		1,156,663	1,190,149	1,354,749	113,343	2,485,049	26,164			13,795,152
Commissions
Agency Commissions		81,589	137,468		244,995		108,565	196,663	133,075		139,597	149,196	173,951	11,230	293,839				1,670,167
National Rep		5,466	14,592		16,859		9,519	16,584	5,811		8,363	14,862	13,502	900	48,339	(154,796)
Total Commissions		87,055	152,060		261,853		118,084	213,247	138,886		147,959	164,057	187,453	12,129	342,178	(154,796)			1,670,167

Net Operating Revenues		685,718	1,105,329		1,737,991		828,326	1,228,656	911,830		1,008,703	1,026,092	1,167,296	101,214	2,142,871	180,960			12,124,985

Operating Expenses
Direct Expenses		10,625	10,714		12,816		10,939	8,838	11,736		8,745	9,485	15,404	1,707	48,265				149,274
Technical Expense		57,232	23,660		79,365		72,937	54,381	61,246		63,038	66,848	44,272	7,169	411,897				942,044
Program/Production Expense		57,253	44,013		451,486		48,971	47,251	90,586		46,162	56,242	71,799		109,831				1,023,594
Amortization of Program License Rights		38,172	23,481		72,888		87,152	300,412	117,143		53,272	89,055	36,249	1,050	319,937				1,138,811
News Expense		144,075	135,581		428,716		220,434	223,088	227,919		254,723	164,959	166,404	5,674	756,462				2,728,035
Sales Expense		99,132	129,450		223,946		134,456	164,812	182,927		144,454	79,126	94,862	6,735	350,564	388,860			1,999,324
General & Administrative Expense		124,586	137,899	815	233,042	815	162,677	176,371	158,711	815	189,250	144,736	171,601	12,705	427,446				1,941,470
Barter Expense		5,293	24,613		11,084		7,797	16,199	10,777		9,846	9,499	4,325	386	86,723				186,542
Total Operating Expenses		536,367	529,411	815	1,513,343	815	745,364	991,351	861,044	815	769,491	619,951	604,917	35,426	2,511,125	388,860			10,109,094

Net Operating Income		149,351	575,918	(815)	224,648	(815)	82,961	237,305	50,786	(815)	239,213	406,141	562,379	65,788	(368,253)	(207,900)			2,015,891
Operating Margin		21.8%	52.1%	0.0%	12.9%	0.0%	10.0%	19.3%	5.6%	0.0%	23.7%	39.6%	48.2%	65.0%	-17.2%	-114.9%	0.0%	0.0%	16.6%

Corporate Expense																	564,377		564,377
Non-Cash Compensation Paid in Common Stock																	206,146		206,146

Income Before Deprec. & Taxes		149,351	575,918	(815)	224,648	(815)	82,961	237,305	50,786	(815)	239,213	406,141	562,379	65,788	(368,253)	(207,900)	(770,523)		1,245,368

Deprec. & Amort. of Property & Equipment		64,377	81,370		83,891		57,623	95,857	75,236		76,741	47,015	91,611	14,359	106,524	2,460	37,351		834,414
Amort of Broadcast License & Other Intang.		28,800		20,803		29,201	16,988	1,013	295			92,978	55,271	1,430		277	135,808		382,863
Interest (Income)																	(873)		(873)
Interest Expense	3)				(236,382)	(339,918)											1,987,794		1,411,494
Other (Income)/Expense		257	411,466	(440,000)	421,392	(420,000)	5,113	513	250,513	(240,000)	513	513	12,141	513	573	2,158	6,838		12,502
Income Tax			30,000						(10,000)								36,915		56,915
Total Non-Operating Expenses		93,433	522,836	(419,197)	268,900	(730,717)	79,724	97,383	316,045	(240,000)	77,254	140,507	159,023	16,302	107,097	4,894	2,203,832		2,697,316

Reorganization Costs	2)																2,377,013		2,377,013

Net Income/(Loss)		$55,918	$53,082	$418,382	($44,252)	$729,902	$3,238	$139,923	($265,259)	$239,185	$161,959	$265,634	$403,356	$49,485	($475,350)	($212,795)	($5,351,369)	$0	($3,828,961)

Notes:	1)	Income Statement excludes debtors that do not have any income statement activity (inactive): 10664; 10666; 10669; 10649; 10653; 10657; 10658; 10659; 10668.
	2)

Reorganization costs for month ended August 31, 2009 were $2.4 million and are currently paid at YB Corp (10645). These expenses are currently not allocated to other debtors, but YB Corp. reserves the right to do so.

	3)	Accounting entry made to properly reclassify a pre-petition reorganization between Young Broadcasting of Nashville LLC, WKRN GP, YBT, Inc., YBCC and YBI.

YOUNG BROADCASTING INC.

Consolidating Balance Sheet

August 2009

Case #		09-10671	09-10661	09-10651	09-10653	09-10649	09-10665	09-10656	09-10659	09-10673	09-10672	09-10652	09-10655
		WLNS	KLFY	KLFY LP	LAT	WTVO	WKRN	WKRN GP	YBT	WTEN	WRIC	WATE	WATE GP
ASSETS
Cash		($116,968)	($17,440)	$0	$0	$0	($46,055)	$0		($95,003)	($94,776)	($12,937)
Accounts Receivable		1,392,799	2,172,855				3,502,771			1,569,118	2,522,899	2,061,472
Interest Receivable-Subsidiaries - Subject to Compromise	1)
Program License Rights -S/T		49,400	27
Prepaid Expenses		242,762	8,448				61,039			76,270	28,121	12,990
Total current assets		1,567,993	2,163,890				3,517,755			1,550,385	2,456,245	2,061,525

Property & Equipment		23,087,589	19,783,861				26,757,804			17,192,371	27,849,927	19,691,383
Accumulated Depreciation		(19,282,252)	(17,145,263)				(21,464,167)			(14,395,022)	(21,562,680)	(15,060,210)
Net property and equipment		3,805,337	2,638,598				5,293,638			2,797,349	6,287,248	4,631,173

Program License Rights-L/T		105,300
Deposits		5,275	28,011				124,144			227,163	63,532	18,000
Notes Receivable Subsidiaries - Subject to Compromise	1)
Investments										546,511
Goodwill		294,329		14,425,250							97,587	9,331
Accumulated Amortization - Goodwill		(294,330)		(6,592,586)							(17,484)	(9,331)
Accumulated Amortization - Indefinitely Lived IA		(4,516,577)	(118,854)	(612,608)			(144,809)	(2,234,115)		(1,968,693)	(5,023,645)	(85,928)	(8,075,475)
Going Concern			350,000				463,389			2,916,396	479,600
FCC/Broadcast Licenses		10,712,060		1,804,000				7,149,168		3,556,017	27,559,349		19,321,618
Accum Amort - Definite Lived Intangible Assets		(7,964,628)		(5,054,532)			(208,027)	(5,865,213)		(3,384,006)	(168,834)	(45,867)
Organizational Costs		2,406									486,667
Intangibles		1,649,600					208,027					141,759
Network Affiliation		11,106,203		9,381,428				11,938,965		6,917,548
Accumulated Amortization - Deferred Charges
Debt Issuance Costs
Pre-Petition Intercompany		(1,034,872)	(1,483,461)	2,117,561	66,667		(1,057,489)	2,417,879	55,556	746,543	2,338,081	(1,695,076)	(10,595)
Post-Petition Intercompany		705,974	536,305	2,855,670			(205,451)	310,831	2,483,464	1,824,872	2,148,185	(920,256)	1,764,295
Total non-current assets		10,770,741	(687,999)	18,324,183	66,667		(820,216)	13,717,515	2,539,020	11,382,351	27,963,038	(2,587,368)	12,999,843

Total Assets		$16,144,070	$4,114,488	$18,324,183	$66,667	$0	$7,991,176	$13,717,515	$2,539,020	$15,730,086	$36,706,531	$4,105,330	$12,999,843

Liabilities not subject to Compromise
Accounts Payable		90,001	164,572				446,681			128,014	245,533	217,505
Accrued Expenses		198,154	246,159			804	390,324			144,708	197,938	260,568
Program License Liability		212,382					2,332			3,599	3,562	66
Deferred Revenue		598,258	440,530				107,497			74,633	128,228	83,506
Total Liabilities not subject to Compromise		1,098,794	851,262			804	946,833			350,955	575,261	561,646

Liabilities subject to Compromise
Accounts Payable		301,031	304,955				503,063			476,953	785,146	593,173
Program License Liabilities Subject to Compromise		56,192	8,465									45,689
Pre-Petition Accrued Interest	1), 2)	648,117	4,515,190	134,169						170,198	134,635	380,946	10,558,927
Post-Petition Accrued Interest	3)
Notes Payable - Senior bank L/T
Notes Payable - Senior sub-debt
Premiums on Subordinated Debt
Notes Payable Parent	1)	36,783,094	29,157,765	33,334,012				8,685,836		31,899,172	51,150,000	16,777,582	44,572,418
Deferred Tax Liability
Other Liabilities	4)
Total Liabilities subject to Compromise		37,788,435	33,986,375	33,468,182			503,063	8,685,836		32,546,323	52,069,781	17,797,389	55,131,345

Common Stock		1,934	518			50,199	1,421
Additional Paid In Capital	1)	13,367,122	21,748,476	(16,792,480)	66,667	8,054,984	38,959,296	(2,636,044)	2,539,020	(6,105,135)	(15,523,638)	11,097,732	759,231
Other Income
Retained Earnings		(36,112,215)	(52,472,142)	1,648,481		(8,105,988)	(32,419,437)	7,667,723		(11,062,058)	(414,873)	(25,351,437)	(42,890,733)
Stockholders’ Equity		(22,743,158)	(30,723,148)	(15,143,999)	66,667	(804)	6,541,280	5,031,679	2,539,020	(17,167,193)	(15,938,511)	(14,253,705)	(42,131,502)

Total Liabilities & Equity		$16,144,070	$4,114,488	$18,324,183	$66,667	($0)	$7,991,176	$13,717,515	$2,539,020	$15,730,086	$36,706,531	$4,105,330	$12,999,843

See Attached Notes

YOUNG BROADCASTING INC.

Consolidating Balance Sheet

August 2009

Case #		09-10658	09-10650	09-10648	09-10662	09-10670	09-10660	09-10663	09-10664	09-10657	09-10666	09-10668	09-10645
		YBK	WBAY	KWQC	KELO	KCLO	KRON	AYI	HBF	KCAL	Fidelity TV	YBSAS	CORP
ASSETS
Cash			($140,897)	($62,085)	($188,496)	$100	($545,432)	($19,957)					$21,482,200
Accounts Receivable		55,556	1,777,493	2,031,483	1,984,237	100,228	4,613,625	179,706					90,376
Interest Receivable-Subsidiaries - Subject to Compromise	1)												550,313,700
Program License Rights -S/T			189,000				1,945,531
Prepaid Expenses			222,705	76,849	81,400		540,576	22,654					3,031,073
Total current assets		55,556	2,048,301	2,046,246	1,877,141	100,328	6,554,300	182,402					574,917,348

Property & Equipment			26,737,388	18,351,569	34,542,445	3,870,004	42,696,294	1,068,583				274,002	6,579,824
Accumulated Depreciation			(21,616,296)	(14,900,486)	(30,209,941)	(3,283,926)	(32,461,283)	(1,021,012)				(24,158)	(5,791,034)
Net property and equipment			5,121,092	3,451,084	4,332,504	586,078	10,235,011	47,571				249,845	788,790

Program License Rights-L/T							2,429,337
Deposits			64,450	600	19,225	4,856	116,538	10,263				8,000	562,950
Notes Receivable Subsidiaries - Subject to Compromise	1)												1,034,360,859
Investments				(15,640)	699,378		2,106,614	1,954,938
Goodwill			6,453		220,700	15,900
Accumulated Amortization - Goodwill			(6,453)		(30,806)	(2,617)
Accumulated Amortization - Indefinitely Lived IA			(3,550,605)	(1,753,766)	(831,109)	(17,169)	(30,346,900)
Going Concern
FCC/Broadcast Licenses			19,531,432	10,402,616	5,954,211	122,999	98,543,976
Accum Amort - Definite Lived Intangible Assets				(12,889,842)	(7,774,592)	(197,116)	(8,591,604)	(119,815)
Organizational Costs							8,591,604	122,430
Intangibles				236,342
Network Affiliation				32,053,766	19,271,111	494,575
Accumulated Amortization - Deferred Charges													(8,252,651)
Debt Issuance Costs													13,955,285
Pre-Petition Intercompany		55,556	3,840,512	1,247,881	3,140,865	1,163,813	(14,075,078)	(2,521,485)				(256,392)	166,749,014
Post-Petition Intercompany			2,505,884	2,403,767	4,058,010	469,637	(1,392,907)	(1,388,238)				11,800	(18,171,843)
Total non-current assets		55,556	22,391,672	31,685,724	24,726,995	2,054,879	57,381,581	(1,941,906)				(236,592)	1,189,203,614

Total Assets		$111,112	$29,561,065	$37,183,054	$30,936,640	$2,741,286	$74,170,892	($1,711,933)				$13,253	$1,764,909,752

Liabilities not subject to Compromise
Accounts Payable		55,556	136,943	93,473	101,979		862,695	18,097				1,539	880,256
Accrued Expenses			225,637	131,298	341,007	63,599	5,830,764	58,069				3,300	4,346,468
Program License Liability			189,000	42,316			3,964,041
Deferred Revenue			537,182	749,479	820,052	815	121,381
Total Liabilities not subject to Compromise		55,556	1,088,762	1,016,565	1,263,038	64,414	10,778,881	76,166				4,839	5,226,724

Liabilities subject to Compromise
Accounts Payable			501,553	563,160	449,238		1,872,490	59,221				8,414	303,802
Program License Liabilities Subject to Compromise			13,038		12,089		1,526,594
Pre-Petition Accrued Interest	1), 2)		(98,884)	110,812	47,008		533,712,582						23,042,906
Post-Petition Accrued Interest	3)												8,926,153
Notes Payable - Senior bank L/T													338,125,000
Notes Payable - Senior sub-debt													484,299,000
Premiums on Subordinated Debt													1,110,212
Notes Payable Parent	1)		37,500,000	57,173,000	51,281,308		754,538,111
Deferred Tax Liability													39,908,172
Other Liabilities	4)												1,502,060
Total Liabilities subject to Compromise			37,915,706	57,846,972	51,789,643		1,291,649,776	59,221				8,414	897,217,305

Common Stock													19,710
Additional Paid In Capital	1)	55,556	(14,463,985)	(8,008,884)			90,324,210	10,434,004	1,971,300				245,466,372
Other Income							(5,652,404)
Retained Earnings			5,020,582	(13,671,599)	(22,116,040)	2,676,872	(1,312,929,574)	(12,281,324)	(1,971,300)				616,979,640
Stockholders’ Equity		55,556	(9,443,403)	(21,680,483)	(22,116,040)	2,676,872	(1,228,257,768)	(1,847,320)					862,465,722

Total Liabilities & Equity		$111,112	$29,561,065	$37,183,054	$30,936,640	$2,741,286	$74,170,890	($1,711,932)				$13,253	$1,764,909,752

See Attached Notes

YOUNG BROADCASTING INC.

Consolidating Balance Sheet

August 2009

Case #		09-15606			09-10645
		YBCC	Sub-Total	Elimination	Consolidated
ASSETS
Cash			$20,142,253		$20,142,253
Accounts Receivable			24,054,618		$24,054,618
Interest Receivable-Subsidiaries - Subject to Compromise	1)		550,313,700	(550,313,700)
Program License Rights -S/T			2,183,958		$2,183,958
Prepaid Expenses			4,404,886		$4,404,886
Total current assets			601,099,414	(550,313,700)	50,785,715

Property & Equipment			268,483,046		268,483,046
Accumulated Depreciation			(218,217,729)		(218,217,729)
Net property and equipment			50,265,317		50,265,317

Program License Rights-L/T			2,534,637		2,534,637
Deposits			1,253,007		1,253,007
Notes Receivable Subsidiaries - Subject to Compromise	1)	118,491,439	1,152,852,298	(1,152,852,298)
Investments			5,291,801	(1,954,938)	3,336,864
Goodwill			15,069,550		15,069,550
Accumulated Amortization - Goodwill			(6,953,607)		(6,953,607)
Accumulated Amortization - Indefinitely Lived IA			(59,280,253)		(59,280,253)
Going Concern			4,209,385		4,209,385
FCC/Broadcast Licenses			204,657,446		204,657,446
Accum Amort - Definite Lived Intangible Assets			(52,264,076)		(52,264,076)
Organizational Costs			9,203,108		9,203,108
Intangibles			2,235,728		2,235,728
Network Affiliation			91,163,596		91,163,596
Accumulated Amortization - Deferred Charges			(8,252,651)		(8,252,651)
Debt Issuance Costs			13,955,285		13,955,285
Pre-Petition Intercompany		(16,879,553)	144,925,929	(144,925,929)
Post-Petition Intercompany
Total non-current assets		101,611,886	1,520,601,183	(1,299,733,165)	220,868,019

Total Assets		$101,611,886	$2,171,965,914	($1,850,046,864)	$321,919,050

Liabilities not subject to Compromise
Accounts Payable			3,442,844		3,442,844
Accrued Expenses			12,438,796		12,438,796
Program License Liability			4,417,299		4,417,299
Deferred Revenue			3,661,561		3,661,561
Total Liabilities not subject to Compromise			23,960,500		23,960,500

Liabilities subject to Compromise
Accounts Payable			6,722,198		6,722,198
Program License Liabilities Subject to Compromise			1,662,067		1,662,067
Pre-Petition Accrued Interest	1), 2)		573,356,606	(550,313,700)	23,042,906
Post-Petition Accrued Interest	3)		8,926,153		8,926,153
Notes Payable - Senior bank L/T			338,125,000		338,125,000
Notes Payable - Senior sub-debt			484,299,000		484,299,000
Premiums on Subordinated Debt			1,110,212		1,110,212
Notes Payable Parent	1)		1,152,852,298	(1,152,852,298)
Deferred Tax Liability			39,908,172		39,908,172
Other Liabilities	4)		1,502,060		1,502,060
Total Liabilities subject to Compromise			2,608,463,766	(1,703,165,998)	905,297,769

Common Stock			73,782	(50,000)	23,782
Additional Paid In Capital	1)	253,929,167	635,242,972	(233,890,063)	401,352,909
Other Income			(5,652,404)		(5,652,404)
Retained Earnings		(152,317,281)	(1,090,122,703)	87,059,196	(1,003,063,506)
Stockholders’ Equity		101,611,886	(460,458,352)	(146,880,867)	(607,339,219)

Total Liabilities & Equity		$101,611,886	$2,171,965,914	($1,850,046,864)	$321,919,050

See Attached Notes

Young Broadcasting Inc.

Footnotes to Balance Sheet

All Financial Information is Subject to Future Adjustments

Liabilities subject to Compromise

1)   An accounting entry was made to properly reclassify a pre-petition reorganization affecting Young Broadcasting of Nashville LLC, WKRN GP, YBT, Inc., YBCC and YBI.

2)   Accrued interest includes Pre-Petition interest accrued for the Senior Secured Notes, Senior Subordinated Unsecured Notes and Intercompany Notes.

3)   Accrued interest includes Post-Petition interest accrued for the Senior Secured Notes.

4)   Represents Pre-Petition Creditors Holding Unsecured Priority Claims.

Young Broadcasting

Monthly Cash Flow

August 1 - 31, 2009

	YB	YB	Winnebago	YB	KLFY	YB
	Inc	Davenport	TV	GB	LP	Knox
	09-10645	09-10648	09-10649	09-10650	09-10651	09-10652

Opening Cash	$21,252,231.43				$0.00	$0.00

Cash Receipts	$100,873.07	$886,309.12		$1,359,214.48	$440,000.00	$956,708.90

Cash Disbursements	$ (4,254,666.90)	$(657,081.90)		$(548,590.08)	$0.00	$(974,359.34)

InterCo	$4,679,282.13	$(229,227.22)		$(810,624.40)	$(440,000.00)	$17,650.44

Close Cash	$21,777,719.73	$0.00	$0.00	$0.00	$0.00	$0.00

Reportable Disbursements - US Trustee	$(4,254,666.90)	$(657,081.90)	$0.00	$(548,590.08)	$0.00	$(974,359.34)

Young Broadcasting

Monthly Cash Flow

August 1 - 31, 2009

	LAT	WATE	WKRN	YB	YBK	YBT	YB	YB
	Inc	GP	GP	LA	Inc	Inc	SF	Louis
	09-10653	09-10655	09-10656	09-10657	09-10658	09-10659	09-10660	09-10661

Opening Cash							$0.00	$0.00

Cash Receipts		$240,000.00	$420,000.00				$2,335,117.93	$1,174,480.76

Cash Disbursements							$(1,808,317.58)	$(901,197.49)

InterCo		$(240,000.00)	$(420,000.00)				$(526,800.35)	$(273,283.27)

Close Cash	$0.00	$0.00	$0.00		$0.00	$0.00	$0.00	$0.00

Reportable Disbursements - US Trustee	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$(1,808,317.58)	$(901,197.49)

Young Broadcasting

Monthly Cash Flow

August 1 - 31, 2009

	YB	AY	HBF	YB	Fid TV	YB	YB	YB
	Sioux Falls	Inc	Inc	Nash LLC	Inc	SS	Nash	Rap City
	09-10662	09-10663	09-10664	09-10665	09-10666	09-10668	09-10669	09-10670

Opening Cash	$0.00	$0.00		$0.00

Cash Receipts	$1,543,519.01	$50,006.11		$2,007,312.01		$0.00

Cash Disbursements	$(574,659.18)	$(329,399.14)		$(1,536,198.53)		$(66,012.68)

InterCo	$(968,859.83)	$279,393.03		$(471,113.48)		$66,012.68

Close Cash	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Reportable Disbursements - US Trustee	$(574,659.18)	$(329,399.14)	$0.00	$(1,536,198.53)	$0.00	$(66,012.68)	$0.00	$0.00

Young Broadcasting

Monthly Cash Flow

August 1 - 31, 2009

	YB	YB	YB	YB
	Lansing	Rich	Albany	Cap Corp	Total
	09-10671	09-10672	09-10673	09-15606

Opening Cash	$0.00				$21,252,231.43

Cash Receipts	$648,793.85	$1,164,721.26	$987,634.70		$14,314,691.20

Cash Disbursements	$(580,995.84)	$(824,147.77)	$(733,576.47)		$(13,789,202.90)

InterCo	$(67,798.01)	$(340,573.49)	$(254,058.23)		$0.00

Close Cash	$0.00	$0.00	$0.00	$0.00	$21,777,719.73

Reportable Disbursements - US Trustee	$(580,995.84)	$(824,147.77)	$(733,576.47)	$0.00	$(13,789,202.90)

Young Broadcasting Inc

Consolidated Weekly Disbursement Activity

Month of August 2009

($ in thousands)						August Total
Week Ending	August 1-7	August 10-14	August 17-21	August 24-28	August 29-31	August 1-31

Disbursements
Salaries	-	1,976	-	1,805	-	3,782
Severance	-	-	-	-	-	-
Commissions	-	-	-	-	-	-
Payroll Taxes	-	832	-	617	129	1,578
Employee Benefit plan costs	185	6	242	378	-	811
Insurance, Property & Workers Comp	9	10	22	-	-	41
Property Taxes	112	1	0	39	1	153
Utilities	88	71	110	76	3	348
Travel	27	58	16	17	3	121
Syndicated Programming	-	-	175	500	-	675
Nielsen	-	-	121	290	-	411
News Services (all categories)	21	24	111	151	2	310
Media Buy	-	-	-	-	-	-
Maintenance and Repairs	40	61	74	56	4	236
Other Services	78	98	134	174	33	518
Capital Ex (Planned and Emergency)	5	-	21	33	-	58
Lease Payments	61	9	27	58	69	224
Other (misc. G&A and contingencies)	81	99	74	261	21	536
Dr. Phil Cure Fee	-	-	-	-	-	-
Utilities Deposits	-	-	-	-	-	-
Due Course Professional Expenses	129	-	0	-	24	153
Total Operating Disbursements	835	3,245	1,128	4,455	289	9,953

Senior Credit Cash Interest Expense						-

Restructuring Professional Expenses	670	156	-	1,064	281	2,171

Total Disbursements	1,506	3,401	1,128	5,519	569	12,124

NOTE: THE SCHEDULE OF DISBURSEMENTS SET FORTH ABOVE IS EXCERPTED FROM THE FINANCIAL REPORTING PACKAGE PREPARED BY THE DEBTOR PURSUANT TO THE CASH  COLLATERAL ORDER ENTERED IN THESE CASES. IT IS INCLUDED IN THIS MONTHLY OPERATING REPORT IN ORDER TO PROVIDE INTERESTED PARTIES WITH FURTHER DETAIL AS TO  NATURE OF THE CASH DISBURSEMENTS MADE BY THE DEBTORS. THE REVIEWER SHOULD NOTE THAT FINANCIAL REPORTING PURSUANT TO THE CASH COLLATERAL ORDER IS  PREPARED ON A WEEKLY, RATHER THAN A MONTHLY, BASIS IN ORDER TO CONFORM TO THE APPROVED CASH COLLATERAL BUDGET. IN ADDITION, THE CASH COLLATERAL  REPORTING IS PREPARED ON A “BOOK BASIS,” RATHER THAN A “BANK BASIS,” SO THAT THE DISBURSEMENTS REFLECT ALL OUTSTANDING CHECKS AND WIRES, REGARDLESS OF  WHETHER THEY HAVE CLEARED AND HAVE BEEN REFLECTED IN THE DEBTOR’S BANK STATEMENTS. FOR THESE REASONS, THE SUMMARY OF DISBURSEMENTS DIFFERS FROM  THE STATEMENT OF DISBURSEMENTS INCLUDED EARLIER IN THIS MONTHLY OPERATING REPORT.